                                                                EXHIBIT 99(m)(2)

NARRATIVE FOR THE HYPOTHETICAL ILLUSTRATION 1

I. THE 0% GROSS RETURN ILLUSTRATED VALUES FOR THE FIFTH POLICY YEAR HAVE BEEN CALCULATED IN THE FOLLOWING MANNER:

DEATH BENEFIT:

The death benefit is an option 1 (level) death benefit.

Year 5 Death Benefit = Greater of Specified Amount or Percentage of Cash Value
                     = $275,000 or 222% x $13,486.27
                     = $275,000

POLICY VALUE:

Year 5 Policy Value =
Policy Value at the end of year 4    $10,945.48
+ Annual Premium*                    $ 3,500.00
- Premium Expense Charge**           $   122.50
- Monthly Deduction***               $   561.96
- Mortality & Expense Charge****     $   126.16
+ Hypothetical Rate of Return*****     ($148.59)
                                     ----------
=                                       $13,486 (rounded to the nearest dollar)

* The annual premium is assumed to be paid at the beginning of month 1 in each year.

**   Premium Expense Charge is 3.5% of each premium payment.

*** The monthly deduction is made up of a $0.00 monthly policy fee and a monthly cost of insurance (COI) deduction. The monthly COI charges for year 5 are:

Month     COI
-----   -------
1       $ 46.76
2       $ 46.77
3       $ 46.79
4       $ 46.80
5       $ 46.81
6       $ 46.82
7       $ 46.84
8       $ 46.85
9       $ 46.86
10      $ 46.87
11      $ 46.89
12      $ 46.90
Total   $561.96

**** The mortality and expense (M&E) charge is 0.90% in year 5 on an annual basis and is charged daily to the average net asset value of the subaccounts. The M&E charge is 0.90% for years 1-10, 0.45% for years 11-20, and 0.30% for years 21+.

***** The hypothetical gross rate of return is 0%. The average annual fund expenses are 1.06%. The monthly interest amounts earned for year 5 are:

Month   Interest
-----   --------
1       ($12.73)
2       ($12.66)
3       ($12.60)
4       ($12.54)
5       ($12.48)
6       ($12.41)
7       ($12.35)
8       ($12.29)
9       ($12.23)
10      ($12.16)
11      ($12.10)
12      ($12.04)
Total   ($148.59)

CASH SURRENDER VALUE:

Year 5 Cash Surrender Value =
Year 5 Policy Value             $13,486.27
- Year 5 Surrender Charge       $ 2,865.50
                                ----------
=                               $   10,621 (rounded to the nearest dollar)

II. THE 6% GROSS RETURN ILLUSTRATED VALUES FOR THE FIFTH POLICY YEAR HAVE BEEN CALCULATED IN THE FOLLOWING MANNER:

DEATH BENEFIT:

The death benefit is an option 1 (level) death benefit.

Year 5 Death Benefit = Greater of Specified Amount or Percentage of Cash Value
                     = $275,000 or 222% x $16,239.56
                     = $275,000

POLICY VALUE:

Year 5 Policy Value =
Policy Value at the end of year 4    $12,778.56
+ Annual Premium*                    $ 3,500.00
- Premium Expense Charge**           $   122.50
- Monthly Deduction***               $   557.08
- Mortality & Expense Charge****     $   142.71
+ Hypothetical Rate of Return*****   $   783.29
                                     ----------
=                                    $   16,240 (rounded to the nearest dollar)

* The annual premium is assumed to be paid at the beginning of month 1 in each year.

**   Premium Expense Charge is 3.5% of each premium payment.

*** The monthly deduction is made up of a $0.00 monthly policy fee and a monthly cost of insurance (COI) deduction. The monthly COI charges for year 5 are:

Month     COI
-----   -------
1       $ 46.43
2       $ 46.43
3       $ 46.43
4       $ 46.43
5       $ 46.43
6       $ 46.42
7       $ 46.42
8       $ 46.42
9       $ 46.42
10      $ 46.42
11      $ 46.42
12      $ 46.42
Total   $557.08

**** The mortality and expense (M&E) charge is 0.90% in year 5 on an annual basis and is charged daily to the average net asset value of the subaccounts. The M&E charge is 0.90% for years 1-10, 0.45% for years 11-20, and 0.30% for years 21+.

***** The hypothetical gross rate of return is 6%. The average annual fund expenses are 1.06%. The monthly interest amounts earned for year 5 are:

Month   Interest
-----   --------
1        $ 65.12
2        $ 65.15
3        $ 65.18
4        $ 65.20

5        $ 65.23
6        $ 65.26
7        $ 65.29
8        $ 65.32
9        $ 65.34
10       $ 65.37
11       $ 65.40
12       $ 65.43
Total    $783.29

CASH SURRENDER VALUE:

Year 5 Cash Surrender Value =
Year 5 Policy Value             $16,239.56
- Year 5 Surrender Charge       $ 2,865.50
                                ----------
=                               $   13,374 (rounded to the nearest dollar)

III. THE 12% GROSS RETURN ILLUSTRATED VALUES FOR THE FIFTH POLICY YEAR HAVE BEEN CALCULATED IN THE FOLLOWING MANNER:

DEATH BENEFIT:

The death benefit is an option 1 (level) death benefit.

Year 5 Death Benefit = Greater of Specified Amount or Percentage of Cash Value
                     = $275,000 or 222% x $19,472.22
                     = $275,000

POLICY VALUE:

Year 5 Policy Value =
Policy Value at the end of year 4    $14,846.13
+ Annual Premium*                    $ 3,500.00
- Premium Expense Charge**           $   122.50
- Monthly Deduction***               $   551.48
- Mortality & Expense Charge****     $   161.36
+ Hypothetical Rate of Return*****   $ 1,961.44
                                     ----------
=                                    $   19,472 (rounded to the nearest dollar)

* The annual premium is assumed to be paid at the beginning of month 1 in each year.

**   Premium Expense Charge is 3.5% of each premium payment.

*** The monthly deduction is made up of a $0.00 monthly policy fee and a monthly cost of insurance (COI) deduction. The monthly COI charges for year 5 are:

Month     COI
-----   -------
1       $ 46.06
2       $ 46.04
3       $ 46.02
4       $ 46.00
5       $ 45.99
6       $ 45.97
7       $ 45.95
8       $ 45.93
9       $ 45.91
10      $ 45.89
11      $ 45.87
12      $ 45.85
Total   $551.48

**** The mortality and expense (M&E) charge is 0.90% in year 5 on an annual basis and is charged daily to the average net asset value of the subaccounts. The M&E charge is 0.90% for years 1-10, 0.45% for years 11-20, and 0.30% for years 21+.

***** The hypothetical gross rate of return is 12%. The average annual fund expenses are 1.06%. The monthly interest amounts earned for year 5 are:

Month    Interest
-----   ---------
1       $  158.55
2       $  159.42
3       $  160.29
4       $  161.17
5       $  162.06
6       $  162.96
7       $  163.86
8       $  164.77
9       $  165.69
10      $  166.62
11      $  167.55
12      $  168.49
Total   $1,961.44

CASH SURRENDER VALUE:

Year 5 Cash Surrender Value =
Year 5 Policy Value           $19,472.22
- Year 5 Surrender Charge     $ 2,865.50
                              ----------
=                             $   16,607 (rounded to the nearest dollar)

NARRATIVE FOR THE HYPOTHETICAL ILLUSTRATION 2

I. THE 0% GROSS RETURN ILLUSTRATED VALUES FOR THE FIFTH POLICY YEAR HAVE BEEN CALCULATED IN THE FOLLOWING MANNER:

DEATH BENEFIT:

The death benefit is an option 1 (level) death benefit.

Year 5 Death Benefit = Greater of Specified Amount or Percentage of Cash Value
                     = $2,000,000 or 222% x $99,712.43
                     = $2,000,000

POLICY VALUE:

Year 5 Policy Value =
Policy Value at the end of year 4    $ 80,843.88
+ Annual Premium*                    $ 25,000.00
- Premium Expense Charge**           $    875.00
- Monthly Deduction***               $  3,233.48
- Mortality & Expense Charge****     $    928.92
+ Hypothetical Rate of Return*****    ($1,094.06)
                                     -----------
=                                    $    99,712 (rounded to the nearest dollar)

* The annual premium is assumed to be paid at the beginning of month 1 in each year.

**   Premium Expense Charge is 3.5% of each premium payment.

*** The monthly deduction is made up of a $0.00 monthly policy fee and a monthly cost of insurance (COI) deduction. The monthly COI charges for year 5 are:

Month      COI
-----   ---------
1       $  269.11
2       $  269.17
3       $  269.24
4       $  269.30
5       $  269.36
6       $  269.43
7       $  269.49

8       $  269.55
9       $  269.61
10      $  269.68
11      $  269.74
12      $  269.80
Total   $3,233.48

**** The mortality and expense (M&E) charge is 0.90% in year 5 on an annual basis and is charged daily to the average net asset value of the subaccounts. The M&E charge is 0.90% for years 1-10, 0.30% for years 11-20, and 0.20% for years 21+.

***** The hypothetical gross rate of return is 0%. The average annual fund expenses are 1.06%. The monthly interest amounts earned for year 5 are:

Month    Interest
-----   ----------
1          ($93.33)
2          ($92.93)
3          ($92.54)
4          ($92.15)
5          ($91.75)
6          ($91.36)
7          ($90.97)
8          ($90.58)
9          ($90.19)
10         ($89.80)
11         ($89.42)
12         ($89.03)
Total   ($1,094.06)

CASH SURRENDER VALUE:

Year 5 Cash Surrender Value =
Year 5 Policy Value             $99,712.43
- Year 5 Surrender Charge       $20,840.00
                                ----------
=                               $   78,872 (rounded to the nearest dollar)

II. THE 6% GROSS RETURN ILLUSTRATED VALUES FOR THE FIFTH POLICY YEAR HAVE BEEN CALCULATED IN THE FOLLOWING MANNER:

DEATH BENEFIT:

The death benefit is an option 1 (level) death benefit.

Year 5 Death Benefit = Greater of Specified Amount or Percentage of Cash Value
                     = $2,000,000 or 222% x $119,904.55
                     = $2,000,000

POLICY VALUE:

Year 5 Policy Value =
Policy Value at the end of year 4    $94,271.27
+ Annual Premium*                    $25,000.00
- Premium Expense Charge**           $   875.00
- Monthly Deduction***               $ 3,205.21
- Mortality & Expense Charge****     $ 1,050.03
+ Hypothetical Rate of Return*****   $ 5,763.52
                                     ----------
=                                    $  119,905 (rounded to the nearest dollar)

* The annual premium is assumed to be paid at the beginning of month 1 in each year.

**   Premium Expense Charge is 3.5% of each premium payment.

*** The monthly deduction is made up of a $0.00 monthly policy fee and a monthly cost of insurance (COI) deduction. The monthly COI charges for year 5 are:

Month      COI
-----   ---------
1       $  267.20
2       $  267.18
3       $  267.16
4       $  267.15
5       $  267.13
6       $  267.11
7       $  267.09
8       $  267.07
9       $  267.06
10      $  267.04
11      $  267.02
12      $  267.00
Total   $3,205.21

**** The mortality and expense (M&E) charge is 0.90% in year 5 on an annual basis and is charged daily to the average net asset value of the subaccounts. The M&E charge is 0.90% for years 1-10, 0.30% for years 11-20, and 0.20% for years 21+.

***** The hypothetical gross rate of return is 6%. The average annual fund expenses are 1.06%. The monthly interest amounts earned for year 5 are:

Month    Interest
-----   ---------
1       $  477.52
2       $  478.02
3       $  478.52
4       $  479.02
5       $  479.52
6       $  480.03
7       $  480.54
8       $  481.05
9       $  481.56
10      $  482.07
11      $  482.58
12      $  483.10
Total   $5,763.52

CASH SURRENDER VALUE:

Year 5 Cash Surrender Value =
Year 5 Policy Value             $119,904.55
- Year 5 Surrender Charge       $ 20,840.00
                                -----------
=                               $    99,065 (rounded to the nearest dollar)

III. THE 12% GROSS RETURN ILLUSTRATED VALUES FOR THE FIFTH POLICY YEAR HAVE BEEN CALCULATED IN THE FOLLOWING MANNER:

DEATH BENEFIT:

The death benefit is an option 1 (level) death benefit.

Year 5 Death Benefit = Greater of Specified Amount or Percentage of Cash Value
                     = $2,000,000 or 222% x $143,596.70
                     = $2,000,000

POLICY VALUE:

Year 5 Policy Value =
Policy Value at the end of year 4    $109,407.92
+ Annual Premium*                    $ 25,000.00
- Premium Expense Charge**           $    875.00
- Monthly Deduction***               $  3,172.75
- Mortality & Expense Charge****     $  1,186.54

+ Hypothetical Rate of Return*****   $ 14,423.08
                                     -----------
=                                    $   143,597 (rounded to the nearest dollar)

* The annual premium is assumed to be paid at the beginning of month 1 in each year.

**   Premium Expense Charge is 3.5% of each premium payment.

*** The monthly deduction is made up of a $0.00 monthly policy fee and a monthly cost of insurance (COI) deduction. The monthly COI charges for year 5 are:

Month      COI
-----   ---------
1       $  265.04
2       $  264.93
3       $  264.81
4       $  264.70
5       $  264.58
6       $  264.46
7       $  264.34
8       $  264.22
9       $  264.10
10      $  263.98
11      $  263.86
12      $  263.73
Total   $3,172.75

**** The mortality and expense (M&E) charge is 0.90% in year 5 on an annual basis and is charged daily to the average net asset value of the subaccounts. The M&E charge is 0.90% for years 1-10, 0.30% for years 11-20, and 0.20% for years 21+.

***** The hypothetical gross rate of return is 12%. The average annual fund expenses are 1.06%. The monthly interest amounts earned for year 5 are:

Month    Interest
-----   ----------
1       $ 1,162.39
2       $ 1,169.39
3       $ 1,176.44
4       $ 1,183.55
5       $ 1,190.71
6       $ 1,197.94
7       $ 1,205.22
8       $ 1,212.56

9       $ 1,219.97
10      $ 1,227.43
11      $ 1,234.95
12      $ 1,242.54
Total   $14,423.08

CASH SURRENDER VALUE:

Year 5 Cash Surrender Value =
Year 5 Policy Value             $143,596.70
- Year 5 Surrender Charge       $ 20,840.00
                                -----------
=                               $   122,757 (rounded to the nearest dollar)

NARRATIVE FOR THE HYPOTHETICAL ILLUSTRATION 3

I. THE 0% GROSS RETURN ILLUSTRATED VALUES FOR THE FIFTH POLICY YEAR HAVE BEEN CALCULATED IN THE FOLLOWING MANNER:

DEATH BENEFIT:

The death benefit is an option 1 (level) death benefit.

Year 5 Death Benefit = Greater of Specified Amount or Percentage of Cash Value
                     = $275,000 or 222% x $12,000.69
                     = $275,000

POLICY VALUE:

Year 5 Policy Value =
Policy Value at the end of year 4    $9,793.02
+ Annual Premium*                    $3,500.00
- Premium Expense Charge**           $  122.50
- Monthly Deduction***               $  921.50
- Mortality & Expense Charge****     $  114.03
+ Hypothetical Rate of Return*****    ($134.30)
                                     ---------
=                                    $  12,001 (rounded to the nearest dollar)

* The annual premium is assumed to be paid at the beginning of month 1 in each year.

**   Premium Expense Charge is 3.5% of each premium payment.

*** The monthly deduction is made up of a $7.50 monthly policy fee and a monthly cost of insurance (COI) deduction. The monthly COI charges for year 5 are:

Month     COI
-----   -------
1       $ 69.15
2       $ 69.18
3       $ 69.20
4       $ 69.23
5       $ 69.25
6       $ 69.28
7       $ 69.30
8       $ 69.33
9       $ 69.36
10      $ 69.38
11      $ 69.41
12      $ 69.43
Total   $831.50

**** The mortality and expense (M&E) charge is 0.90% in year 5 on an annual basis and is charged daily to the average net asset value of the subaccounts. The guaranteed M&E charge is 0.90% for all years.

***** The hypothetical gross rate of return is 0%. The average annual fund expenses are 1.06%. The monthly interest amounts earned for year 5 are:

Month    Interest
-----   ---------
1        ($11.67)
2        ($11.58)
3        ($11.50)
4        ($11.41)
5        ($11.32)
6        ($11.23)
7        ($11.15)
8        ($11.06)
9        ($10.97)
10       ($10.89)
11       ($10.80)
12       ($10.71)
Total   ($134.30)

CASH SURRENDER VALUE:

Year 5 Cash Surrender Value =
Year 5 Policy Value             $12,000.69
- Year 5 Surrender Charge       $ 2,865.50
                                ----------
=                               $    9,135 (rounded to the nearest dollar)

II. THE 6% GROSS RETURN ILLUSTRATED VALUES FOR THE FIFTH POLICY YEAR HAVE BEEN CALCULATED IN THE FOLLOWING MANNER:

DEATH BENEFIT:

The death benefit is an option 1 (level) death benefit.

Year 5 Death Benefit = Greater of Specified Amount or Percentage of Cash Value
                     = $275,000 or 222% x $14,529.47
                     = $275,000

POLICY VALUE:

Year 5 Policy Value =
Policy Value at the end of year 4    $11,486.26
+ Annual Premium*                    $ 3,500.00
- Premium Expense Charge**           $   122.50
- Monthly Deduction***               $   914.89
- Mortality & Expense Charge****     $   129.34
+ Hypothetical Rate of Return*****   $   709.94
                                     ----------
=                                    $   14,529 (rounded to the nearest dollar)

* The annual premium is assumed to be paid at the beginning of month 1 in each year.

**   Premium Expense Charge is 3.5% of each premium payment.

*** The monthly deduction is made up of a $7.50 monthly policy fee and a monthly cost of insurance (COI) deduction. The monthly COI charges for year 5 are:

Month     COI
-----   -------
1       $ 68.70
2       $ 68.71
3       $ 68.71
4       $ 68.72
5       $ 68.73
6       $ 68.74
7       $ 68.74
8       $ 68.75
9       $ 68.76
10      $ 68.77
11      $ 68.77
12      $ 68.78
Total   $824.89

**** The mortality and expense (M&E) charge is 0.90% in year 5 on an annual basis and is charged daily to the average net asset value of the subaccounts. The guaranteed M&E charge is 0.90% for all years.

***** The hypothetical gross rate of return is 6%. The average annual fund expenses are 1.06%. The monthly interest amounts earned for year 5 are:

Month   Interest
-----   --------
1        $ 59.78
2        $ 59.67
3        $ 59.56
4        $ 59.44
5        $ 59.33
6        $ 59.22
7        $ 59.11
8        $ 59.00
9        $ 58.88
10       $ 58.77
11       $ 58.65
12       $ 58.54
Total    $709.94

CASH SURRENDER VALUE:

Year 5 Cash Surrender Value =
Year 5 Policy Value             $14,529.47
- Year 5 Surrender Charge       $ 2,865.50
                                ----------
=                               $   11,664 (rounded to the nearest dollar)

III. THE 12% GROSS RETURN ILLUSTRATED VALUES FOR THE FIFTH POLICY YEAR HAVE BEEN CALCULATED IN THE FOLLOWING MANNER:

DEATH BENEFIT:

The death benefit is an option 1 (level) death benefit.

Year 5 Death Benefit = Greater of Specified Amount or Percentage of Cash Value
                     = $275,000 or 222% x $17,506.24
                     = $275,000

POLICY VALUE:

Year 5 Policy Value =
Policy Value at the end of year 4    $13,400.18
+ Annual Premium*                    $ 3,500.00
- Premium Expense Charge**           $   122.50
- Monthly Deduction***               $   907.27
- Mortality & Expense Charge****     $   146.64
+ Hypothetical Rate of Return*****   $ 1,782.48
                                     ----------
=                                    $   17,506 (rounded to the nearest dollar)

* The annual premium is assumed to be paid at the beginning of month 1 in each year.

**   Premium Expense Charge is 3.5% of each premium payment.

*** The monthly deduction is made up of a $7.50 monthly policy fee and a monthly cost of insurance (COI) deduction. The monthly COI charges for year 5 are:

Month     COI
-----   -------
1       $ 68.19
2       $ 68.18
3       $ 68.16
4       $ 68.15
5       $ 68.13
6       $ 68.11
7       $ 68.10
8       $ 68.08
9       $ 68.07
10      $ 68.05
11      $ 68.03
12      $ 68.02
Total   $817.27

**** The mortality and expense (M&E) charge is 0.90% in year 5 on an annual basis and is charged daily to the average net asset value of the subaccounts. The guaranteed M&E charge is 0.90% for all years.

***** The hypothetical gross rate of return is 12%. The average annual fund expenses are 1.06%. The monthly interest amounts earned for year 5 are:

Month    Interest
-----   ---------
1       $  145.68
2       $  146.18

3       $  146.69
4       $  147.21
5       $  147.73
6       $  148.25
7       $  148.78
8       $  149.31
9       $  149.85
10      $  150.39
11      $  150.93
12      $  151.48
Total   $1,782.48

CASH SURRENDER VALUE:

Year 5 Cash Surrender Value =
Year 5 Policy Value             $17,506.24
- Year 5 Surrender Charge       $ 2,865.50
                                ----------
=                               $   14,641 (rounded to the nearest dollar)

NARRATIVE FOR THE HYPOTHETICAL ILLUSTRATION 4

I. THE 0% GROSS RETURN ILLUSTRATED VALUES FOR THE FIFTH POLICY YEAR HAVE BEEN CALCULATED IN THE FOLLOWING MANNER:

DEATH BENEFIT:

The death benefit is an option 1 (level) death benefit.

Year 5 Death Benefit = Greater of Specified Amount or Percentage of Cash Value
                     = $2,000,000 or 222% x $87,897.37
                     = $2,000,000

POLICY VALUE:

Year 5 Policy Value =
Policy Value at the end of year 4    $71,721.77
+ Annual Premium*                    $25,000.00
- Premium Expense Charge**              $875.00
- Monthly Deduction***               $ 6,136.10
- Mortality & Expense Charge****     $   832.62
+ Hypothetical Rate of Return*****     ($980.66)
                                     ----------
=                                    $   87,897 (rounded to the nearest dollar)

* The annual premium is assumed to be paid at the beginning of month 1 in each year.

**   Premium Expense Charge is 3.5% of each premium payment.

*** The monthly deduction is made up of a $7.50 guaranteed monthly policy fee and a monthly cost of insurance (COI) deduction. The monthly COI charges for year 5 are:

Month      COI
-----   ---------
1       $  502.87
2       $  503.05
3       $  503.23
4       $  503.40
5       $  503.58
6       $  503.76
7       $  503.93
8       $  504.11
9       $  504.28
10      $  504.46
11      $  504.63
12      $  504.81
Total   $6,046.10

**** The mortality and expense (M&E) charge is 0.90% in year 5 on an annual basis and is charged daily to the average net asset value of the subaccounts. The guaranteed M&E charge is 0.90% for all years.

***** The hypothetical gross rate of return is 0%. The average annual fund expenses are 1.06%. The monthly interest amounts earned for year 5 are:

Month    Interest
-----   ---------
1        ($84.98)
2        ($84.38)
3        ($83.79)
4        ($83.20)
5        ($82.60)
6        ($82.01)
7        ($81.42)
8        ($80.83)
9        ($80.24)
10       ($79.65)
11       ($79.07)
12       ($78.48)
Total   ($980.66)

CASH SURRENDER VALUE:

Year 5 Cash Surrender Value =
Year 5 Policy Value             $87,897.37
- Year 5 Surrender Charge       $20,840.00
                                ----------
=                               $   67,057 (rounded to the nearest dollar)

II. THE 6% GROSS RETURN ILLUSTRATED VALUES FOR THE FIFTH POLICY YEAR HAVE BEEN CALCULATED IN THE FOLLOWING MANNER:

DEATH BENEFIT:

The death benefit is an option 1 (level) death benefit.

Year 5 Death Benefit = Greater of Specified Amount or Percentage of Cash Value
                     = $2,000,000 or 222% x $106,323.78
                     = $2,000,000

POLICY VALUE:

Year 5 Policy Value =
Policy Value at the end of year 4    $84,048.90
+ Annual Premium*                    $25,000.00
- Premium Expense Charge**           $   875.00
- Monthly Deduction***               $ 6,087.95
- Mortality & Expense Charge****     $   944.07
+ Hypothetical Rate of Return*****   $ 5,181.90
                                     ----------
=                                    $  106,324 (rounded to the nearest dollar)

* The annual premium is assumed to be paid at the beginning of month 1 in each year.

**   Premium Expense Charge is 3.5% of each premium payment.

*** The monthly deduction is made up of a $7.50 guaranteed monthly policy fee and a monthly cost of insurance (COI) deduction. The monthly COI charges for year 5 are:

Month      COI
-----   ---------
1       $  499.61
2       $  499.65
3       $  499.69
4       $  499.73
5       $  499.77

6       $  499.81
7       $  499.85
8       $  499.89
9       $  499.93
10      $  499.97
11      $  500.01
12      $  500.06
Total   $5,997.95

**** The mortality and expense (M&E) charge is 0.90% in year 5 on an annual basis and is charged daily to the average net asset value of the subaccounts. The guaranteed M&E charge is 0.90% for all years.

***** The hypothetical gross rate of return is 6%. The average annual fund expenses are 1.06%. The monthly interest amounts earned for year 5 are:

Month    Interest
-----   ---------
1       $  435.23
2       $  434.64
3       $  434.00
4       $  433.39
5       $  432.77
6       $  432.15
7       $  431.53
8       $  430.90
9       $  430.28
10      $  429.65
11      $  429.02
12      $  428.38
Total   $5,181.90

CASH SURRENDER VALUE:

Year 5 Cash Surrender Value =
Year 5 Policy Value             $106,323.78
- Year 5 Surrender Charge       $ 20,840.00
                                -----------
=                               $    85,484 (rounded to the nearest dollar)

III. THE 12% GROSS RETURN ILLUSTRATED VALUES FOR THE FIFTH POLICY YEAR HAVE BEEN CALCULATED IN THE FOLLOWING MANNER:

DEATH BENEFIT:

The death benefit is an option 1 (level) death benefit.

Year 5 Death Benefit = Greater of Specified Amount or Percentage of Cash Value
                     = $2,000,000 or 222% x $128,005.03
                     = $2,000,000

POLICY VALUE:

Year 5 Policy Value =
Policy Value at the end of year 4    $97,976.96
+ Annual Premium*                    $25,000.00
- Premium Expense Charge**           $   875.00
- Monthly Deduction***               $ 6,032.54
- Mortality & Expense Charge****     $ 1,069.92
+ Hypothetical Rate of Return*****   $13,005.53
                                     ----------
=                                    $  128,005 (rounded to the nearest dollar)

* The annual premium is assumed to be paid at the beginning of month 1 in each year.

**   Premium Expense Charge is 3.5% of each premium payment.

*** The monthly deduction is made up of a $7.50 guaranteed monthly policy fee and a monthly cost of insurance (COI) deduction. The monthly COI charges for year 5 are:

Month      COI
-----   ---------
1       $  495.92
2       $  495.79
3       $  495.67
4       $  495.54
5       $  495.41
6       $  495.28
7       $  495.15
8       $  495.02
9       $  494.89
10      $  494.76
11      $  494.62
12      $  494.49
Total   $5,942.54

**** The mortality and expense (M&E) charge is 0.90% in year 5 on an annual basis and is charged daily to the average net asset value of the subaccounts. The guaranteed M&E charge is 0.90% for all years.

***** The hypothetical gross rate of return is 12%. The average annual fund expenses are 1.06%. The monthly interest amounts earned for year 5 are:

Month    Interest
-----   ----------
1       $ 1,060.61
2       $ 1,064.71
3       $ 1,068.84
4       $ 1,073.01
5       $ 1,077.22
6       $ 1,081.45
7       $ 1,085.73
8       $ 1,090.03
9       $ 1,094.38
10      $ 1,098.76
11      $ 1,103.17
12      $ 1,107.62
Total   $13,005.53

CASH SURRENDER VALUE:

Year 5 Cash Surrender Value =
Year 5 Policy Value             $128,005.03
- Year 5 Surrender Charge       $ 20,840.00
                                -----------
=                               $   107,165 (rounded to the nearest dollar)